Exhibit (13)

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Standardized Performance
"N-4, Part C, Exhibit 13"
"December 31, 1997"

Yield and Effective Yield for Dreyfus Variable Investment Fund Money Market Portfolio

Yield
Basic contracts:
(((Ending UV-Beginning UV)/7)*365)           (((1.251385-1.250670)/7*365)
                                             ((.000715/7)*365)
                                             (.000102*365)
                                             .0372
                                         or  3.72%

Enhanced Contracts
(((Ending UV-Beginning UV)/7)*365)           (((1.273133-1.272361)/7*365)
                                             ((.000772/7)*365)
                                             (.000110*365)
                                             .0402
                                         or  4.02%


Effective Yield
Basic contracts
(((Ending UV-Beginning UV)+1)^(365/7)-1)     (((1.251385-1.250670)+1)^(365/7)-1)
                                             (((1.000715)^(52.143)-1)
                                             ((1.0380-1)
                                             .0380
                                         or  3.80%

Enhanced Contracts
(((Ending UV-Beginning UV)+1)^(365/7)-1)     (((1.273133-1.272361)+1)^(365/7)-1)
                                             (((1.000772)-1)^(52.143)-1)
                                             ((1.0411)-1)
                                             0.0411
                                         or  4.11%

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Non-Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                                            Morgan Stanley Asset Management Inc.

                     Emerging Markets                    Fixed              Mid-Cap           U.S. Real        Value
Basic contracts:     Equity                              Income             Value             Estate           Portfolio

P(1+T)^n=ERV         "1,000.00(1+T)^1=989.20"            Not applicable     Not applicable    Not applicable   Not applicable
(1+T)^n=ERV/P        (1+T)^1=0.9892
T=(ERV/P)-1          T=0.9892-1
T=                   (0.0108)
or T=                -1.08%




Enhanced contracts:

P(1+T)^n=ERV         "1,000.00(1+T)^1=992.20"            Not applicable     Not applicable    Not applicable   Not applicable
(1+T)^n=ERV/P        (1+T)^1=0.9922
T=(ERV/P)-1          T=0.9922-1
T=                   (0.0078)
or T=                -0.78%

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                                                   Morgan Stanley Asset Management Inc.



                     Emerging Markets                    Fixed              Mid-Cap           U.S. Real        Value
Basic contracts:     Equity                              Income             Value             Estate           Portfolio

P(1+T)^n=ERV         "1,000.00(1+T)^1=899.20"            NOT APPLICABLE     NOT APPLICABLE    NOT APPLICABLE   NOT APPLICABLE
(1+T)^n=ERV/P        (1+T)^1=0.8992
T=(ERV/P)-1          T=0.8992-1
T=                   (0.1008)
or T=                -10.08%




Enhanced contracts:

P(1+T)^n=ERV         "1,000.00(1+T)^1=902.20"            NOT APPLICABLE     NOT APPLICABLE    NOT APPLICABLE   NOT APPLICABLE
(1+T)^n=ERV/P        (1+T)^1=0.9022
T=(ERV/P)-1          T=1.9022-1
T=                   (0.0978)
or T=                -9.78%

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                          Pilgrim Baxter and Associates


                          Growth II         Large Cap         Technology and
Basic contracts:          Fund              Growth            Communications

P(1+T)^n=ERV              NOT APPLICABLE    NOT APPLICABLE    NOT APPLICABLE
(1+T)^n=ERV/P
T=(ERV/P)-1
T=
or T=




Enhanced contracts:

P(1+T)^n=ERV              NOT APPLICABLE    NOT APPLICABLE    NOT APPLICABLE
(1+T)^n=ERV/P
T=(ERV/P)-1
T=
or T=

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Non-Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                          Pilgrim Baxter and Associates


                          Growth II         Large Cap         Technology and
Basic contracts:          Fund              Growth            Communications


P(1+T)^n=ERV              Not applicable    Not applicable    Not applicable
(1+T)^n=ERV/P
T=(ERV/P)-1
T=
or T=




Enhanced contracts:

P(1+T)^n=ERV              Not applicable    Not applicable    Not applicable
(1+T)^n=ERV/P
T=(ERV/P)-1
T=
or T=

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable  Account 'B'
Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                        "Strong Capital Management, Inc."


                     Growth                         Opportunity
Basic contracts:     Fund II                        Fund II

P(1+T)^n=ERV         "1,000.00(1+T)^1=1,179.60"     "1,000.00(1+T)^1=1,147.20"
(1+T)^n=ERV/P        (1+T)^1=1.1796                 (1+T)^1=1.1472
T=(ERV/P)-1          T=1.1796-1                     T=1.1472-1
T=                   0.1796                         0.1472
or T=                17.96%                         14.72%




Enhanced contracts:

P(1+T)^n=ERV         "1,000.00(1+T)^1=1,193.40"     "1,000.00(1+T)^1=1,150.90"
(1+T)^n=ERV/P        (1+T)^1=1.1934                 (1+T)^1=1.1509
T=(ERV/P)-1          T=1.1934-1                     T=1.1509-1
T=                   0.1934                         0.1509
or T=                19.34%                         15.09%

ANNUITY INVESTORS LIFE INSURANCE COMPANY
Variable Account 'B'
Non-Standardized Performance
"N-4 Part C, Exhibit 13"
"December 31, 1997"

P(1+T)^n = ERV

"P = a hypothetical  initial payment of $1,000."
T = average annual total return
n = number of years
"ERV = ""ending redeemable value"" of a hypothetical $1,000 payment made at the beginning of the one-year period."


                        "Strong Capital Management, Inc."


                     Growth                         Opportunity
Basic contracts:     Fund II                        Fund II

P(1+T)^n=ERV         "1,000.00(1+T)^1=1,279.60"     "1,000.00(1+T)^1=1,237.20"
(1+T)^n=ERV/P        (1+T)^1=1.2796                 (1+T)^1=1.2372
T=(ERV/P)-1          T=1.2796-1                     T=1.2372-1
T=                   0.2796                         0.2372
or T=                27.96%                         23.72%




Enhanced contracts:

P(1+T)^n=ERV        "1,000.00(1+T)^1=1,283.40"      "1,000.00(1+T)^1=1,240.90"
(1+T)^n=ERV/P       (1+T)^1=1.2834                 (1+T)^1=1.2409
T=(ERV/P)-1         T=1.2834-1                     T=1.2409-1
T=                  0.2834                         0.2409
or T=               28.34%                         24.09%